UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 5, 2006

SPECTRE GAMING, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 23rd Avenue N.
Minneapolis, MN 55447
(Address of principal executive offices) (Zip code)

(763) 553-7601
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Short-Term Borrowings

On May 5, 2006, Spectre Gaming, Inc. (the “Company”) borrowed an aggregate of $300,000 from accredited investors and issued three short-term $100,000 promissory notes in exchange therefor. The promissory notes are fully due and payable on July 31, 2006 and bear interest through such date at the per annum rate of prime plus one. As inducement to loan funds to the Company, the Company issued each lender a five-year warrant to purchase up to 200,000 shares of common stock at the purchase price of $1.84 per share, subject to adjustment.

On May 9, 2006, Spectre Gaming, Inc. (the “Company”) borrowed an additional $300,000 from accredited investors and issued two short-term $150,000 promissory notes in exchange therefor. Like the promissory notes issued on May 5, 2006, these promissory notes are fully due and payable on July 31, 2006 and bear interest through such date at the per annum rate of prime plus one. As inducement to loan funds to the Company, the Company issued each lender a five-year warrant to purchase up to 300,000 shares of common stock at the purchase price of $1.84 per share.

One of the lenders in the May 9, 2006 transaction was D. Bradly Olah, the Company’s President. Mr. Olah loaned the Company $150,000 and in exchange for promissory note for that principal amount. The terms granted to Mr. Olah in the promissory note and warrant issued to him for the loan were the same terms as those granted to other lenders.

The promissory notes issued for these short-term borrowings provide the lenders with the right to convert their notes into: (i) Company securities issued in any private offering of equity securities of the Company (or its successor or parent) consummated prior to the July 31, 2006 maturity date, upon the terms and conditions of such offering, and at a conversion price equal to the purchase price paid by such investors in such offering; and/or (ii) common stock of the Company, at a conversion price equal initially to $1.84 per share, subject to adjustment.

The $1.84 conversion price adjusts to match the price of any offer, sale, repricing or issuance of common stock or “common stock equivalents,” as defined therein, that is less than the then-effective conversion price under the promissory notes. The promissory notes define “common stock equivalents” as any Company securities entitling the holder thereof to acquire at any time Company common stock. The foregoing adjustment provision is subject to certain customary exceptions, including the issuance of (i) shares of common stock or options to employees, officers or directors pursuant to certain stock or option plans, (ii) securities upon the conversion of any of the group of short-term promissory notes (iii) securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on the date of the promissory notes, and (iv) securities issued pursuant to certain acquisitions or strategic transactions.

The warrants issued to the lenders in connection with the short-term borrowings contain provisions for the adjustment of their $1.84 per-share purchase price that are substantially similar to those contained in the promissory notes and described above.

Both the promissory notes and warrants granted the lenders piggyback registration rights in the event the Company or any of its security holders offers any Company securities (other than pursuant to a registration statement on Form S-4, S-8 or other similar limited-purpose form).

For these transactions, the Company relied on Section 4(2) of the Securities Act, including Rule 506 promulgated thereunder, based on the fact that there were only five investors, all of whom, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and all such investors are “accredited investors” as defined in rules promulgated under the Securities Act. Neither the securities offered and sold in the private placement, nor the shares of common stock underlying such securities, were registered under the Securities Act and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

Item 3.02 Sales of Unregistered Securities

As disclosed in Item 1.01 above under the caption “Short-Term Borrowings,” on May 5 and May 9, 2006, the Company borrowed an aggregate of $600,000 from accredited investors and issued promissory notes in that principal amount in exchange therefor. The promissory notes are fully due and payable on July 31, 2006 and bear interest through such date at the per annum rate of prime plus one. As inducement to loan funds to the Company, the Company issued the lenders five-year warrants to purchase an aggregate of up to 1,200,000 shares of common stock at the purchase price of $1.84 per share. The Company did not pay any underwriting or agent commissions or finder fees in connection with this financing.

The promissory notes issued in the financing provide the lenders with the right to convert their notes into: (i) Company securities issued in any private offering of equity securities of the Company (or its successor or parent) consummated prior to the July 31, 2006 maturity date, upon the terms and conditions of such offering, and at a conversion price equal to the purchase price paid by such investors in such offering; and/or (ii) common stock of the Company, at a conversion price equal initially to $1.84 per share, subject to adjustment.

The $1.84 conversion price adjusts to match the price of any offer, sale, repricing or issuance of common stock or “common stock equivalents,” as defined therein, that is less than the then-effective conversion price under the promissory notes. The promissory notes define “common stock equivalents” as any Company securities entitling the holder thereof to acquire at any time Company common stock. The foregoing adjustment provision is subject to certain customary exceptions, including the issuance of (i) shares of common stock or options to employees, officers or directors pursuant to certain stock or option plans, (ii) securities upon the conversion of any of the group of short-term promissory notes (iii) securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on the date of the promissory notes, and (iv) securities issued pursuant to certain acquisitions or strategic transactions.

The warrants issued to the lenders in connection with the financing contain provisions for the adjustment of their $1.84 per-share purchase price that are substantially similar to those contained in the promissory notes and described above.

For these transactions, the Company relied on Section 4(2) of the Securities Act, including Rule 506 promulgated thereunder, based on the fact that there were only five investors, all of whom, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and all such investors are “accredited investors” as defined in rules promulgated under the Securities Act. Neither the securities offered and sold in the private placement, nor the shares of common stock underlying such securities, were registered under the Securities Act and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRE GAMING, INC.:

Date: May 11, 2006	By:	/s/ Kevin M. Greer
Kevin M. Greer, Chief Financial Officer